SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C.  20549


                                      FORM 8-K


                    Current Report Pursuant To Section 13 or 15(d) of
                          the Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported):  September 25, 2000


                                 THE PROVIDENT BANK,
           (as "Transferor" and "Master Servicer", under the Sale and Servicing Agreement dated as of June 1, 2000 (the "Agreement") providing for the issuance of the Provident Home Equity Loan Trust 2000-A Home Equity Loan Asset-Backed Notes, Series 2000-A.)


                       PROVIDENT HOME EQUITY LOAN TRUST 2000-A
                  HOME EQUITY LOAN ASSET-BACKED NOTES, SERIES 2000-2
                 (Exact name of Registrant as specified in its Charter)


                                        OHIO
                     (State or Other Jurisdiction of Incorporation)

               333-95263                  31-0412725
          (Commission File Number)        (I.R.S. Employer Identification No.)


          ONE EAST FOURTH STREET
          CINCINNATI, OHIO                             45202
          (Address of principal executive offices)     (Zip Code)


          Registrant's Telephone Number, Including Area Code:  (212) 272-4095


     Item 5.  Other Events

     Attached hereto is a copy of the Monthly Remittance Statements to the Certificateholders which was derived from the monthly information submitted by the Master Servicer of the Trust to the Trustee.


     Item 7.  Financial Statement and Exhibits

     Exhibits:  (as noted in Item 5 above)

     Monthly Remittance Statement to the Certificateholders dated as of September 25, 2000.



                                     SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  Bankers Trust Company of California, N.A., not in its individual capacity, but solely as a duly authorized agent of the Registrant pursuant to the Agreement, dated as of June 1, 2000.


          Date:  October 23, 2000         By:  /s/ Judy L. Gomez
                                            Judy L. Gomez
                                            Assistant Vice President


                                   EXHIBIT INDEX

          DOCUMENT

          Monthly Remittance Statement to the Certificateholders dated as of September 25, 2000.





                              Provident Bank   2000-A
                              Home Equity Loan Asset-Backed Notes
                              September 25, 2000 Distribution
                                 Contents
                                                            TABLE OF CONTENTS

>                                                                  Page
                                                                       1.  Cont
>ents                                                                1
                                                                       2.  Cert
>ificate Payment Report                                              2
                                                                       3.  Coll
>ection Account Report                                               4
                                                                       4.  Cred
>it Enhancement Report                                               7
                                                                       5.  Coll
>ateral Report                                                       8
                                                                       6.  Deli
>nquency Report                                                     11
                                                                       7.  Prep
>ayment Report                                                      14
                                                                       8.  Real
>ized Loss Report                                                   17
                                                                       9.  Trig
>gers, Adj. Rate Cert. and Miscellaneous Report                     20
                                                                           Tota
>l Number of Pages
> 20
                                                            CONTACTS
                                                                            Adm
>inistrator:   Ronaldo R Reyes
                                                                            Dir
>ect Phone Number:   (714)247-6320
                                                                            Add
>ress:   Deutsche Bank

>              1761 E. St. Andrew Place, Santa Ana, CA 92705
                                                                            Web
> Site:   http://www-apps.gis.deutsche-bank.com/invr
                                                                            Fac
>tor Information:   (800) 735-7777
                                                                            Mai
>n Phone Number:   (714) 247-6000
               ISSUANCE INFORMATION
                              Seller:                       Provident Bank
>                                                         Cut-Off Date:
>     May 31, 2000
                              Certificate Insurer:          MBIA Insurance Corp
>oration                                                  Closing Date:
>      June 30, 2000
                              Servicer(s):                  Provident Bank
> Master Servicer                                         First Payment Date:
>  July 25, 2000
                              Underwriter(s):               Lehman Brothers Sec
>urities Corporation                                      Distribution Date:
>    September 25, 2000
                                                            Prudential Securiti
>es Incorporated                                          Record Date:
>      September 22, 2000

>                          Page 1 of 20
>          (c) COPYRIGHT 2000 Deutsche Bank
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP TOTAL
                                                                       3
                                                                issue_idperiod
>        t_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_
>3t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3
                                                                PB00A1  200009
>        0       0  368039   11149   51106       0       0      13       1
> 3       0       0       0       0       0       0       0       0       0
>  0
                                                                PB00A1  200008
>        0       0  417885   51106       0       0       0      14       3
> 0       0       0       0       0       0       0       0       0       0
>  0
                                                                PB00A1  200007
>        0       0  275527       0       0       0       0      12       0
> 0       0       0       0       0       0       0       0       0       0
>  0
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP 1
                                                                       3
                                                                issue_idperiod
>sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_ >3t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3
                                                                PB00A1  200009
>        1       0  261465   11149       0       0       0      10       1
> 0       0       0       0       0       0       0       0       0       0
>  0
                                                                PB00A1  200008
>        1       0  417885       0       0       0       0      14       0
> 0       0       0       0       0       0       0       0       0       0
>  0
                                                                PB00A1  200007
>        1       0  224421       0       0       0       0       9       0
> 0       0       0       0       0       0       0       0       0       0
>  0
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP 2
                                                                       3
                                                                issue_idperiod
>sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_ >3t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3
                                                                PB00A1  200009
>        2       0  106574       0   51106       0       0       3       0
> 3       0       0       0       0       0       0       0       0       0
>  0
                                                                PB00A1  200008
>        2       0       0   51106       0       0       0       0       3
> 0       0       0       0       0       0       0       0       0       0
>  0
                                                                PB00A1  200007
>        2       0   51106       0       0       0       0       3       0
> 0       0       0       0       0       0       0       0       0       0
>  0
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP 3
                                                                       0
                                                                issue_idperiod
>sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_ >3t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP 4
                                                                       0
                                                                issue_idperiod
>sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_ >3t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3

>
>                                         0                               0
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 >t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
       0       0       0       0       0       0       0       0       0
>0       0       0       0       0       0       0       0       0       0
> 0       0  430294      17       0       0       0       0       0      01.59E
>+08
       0       0       0       0       0       0       0       0       0
>0       0       0       0       0       0       0       0       0       0
> 0       0  468991      17       0       0       0       0       0      01.61E
>+08
       0       0       0       0       0       0       0       0       0
>0       0       0       0       0       0       0       0       0       0
> 0       0  275527      12       0       0       0       0       0      0 1.6E
>+08
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 >t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
       0       0       0       0       0       0       0       0       0
>0       0       0       0       0       0       0       0       0       0
> 0       0  272614      11       0       0       0       0       0      072560
>461
       0       0       0       0       0       0       0       0       0
>0       0       0       0       0       0       0       0       0       0
> 0       0  417885      14       0       0       0       0       0      073285
>170
       0       0       0       0       0       0       0       0       0
>0       0       0       0       0       0       0       0       0       0
> 0       0  224421       9       0       0       0       0       0      071365
>888
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 >t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
       0       0       0       0       0       0       0       0       0
>0       0       0       0       0       0       0       0       0       0
> 0       0  157680       6       0       0       0       0       0      086801
>312
       0       0       0       0       0       0       0       0       0
>0       0       0       0       0       0       0       0       0       0
> 0       0   51106       3       0       0       0       0       0      088056
>359
       0       0       0       0       0       0       0       0       0
>0       0       0       0       0       0       0       0       0       0
> 0       0   51106       3      0       0       0       0       0       088834
>847
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 >t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 >t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
                                                                      69
>0       0                                                               0
>                                                 0       0     0.00294293
                         8287965 4535846       0       0       0     173
>0       0                                                               0
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p
1.58E+08    5845    5745 2691489 2187579       0       0       0      69
>0       0       066400.73       01496975314172944       0       0       0
> 0       0       0       0       0       0       0       0    0.002404316
1.59E+08    5922    5845 3536213 1480552       0       0       0      61
>0       0       067225.62       01476457913957871       0       0       0
> 0       0       0       0       0       0       0       0    0.002942933
1.61E+08    5987    5922 2060263867714.5       0       0       0      43
>0       0       066750.29       01447349413672490       0       0       0
> 0       0       0       0       0       0       0       0    0.001707725

>
>                                                         0     0.00575913
                         6933517 2225535       0       0       0     107
>0       0
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p
72541296    2644    2591 2288584959260.1       0       0       0      43
>0       0       030233.52       0 6565625 6202823       0       0       0
> 0       0       0       0       0       0       0       0    0.003758053
72560461    2691    2644 3083401678316.7       0       0       0      35
>0       0       030535.48       0 6243647 5877221       0       0       0
> 0       0       0       0       0       0       0       0    0.005759128
73285170    2740    2691 1561532587958.3       0       0       0      29
>0       0       029735.78       0 5877709 5520879       0       0       0
> 0       0       0       0       0       0       0       0    0.003062298

>
>                                                         0     0.00125131
                         1354448 2310311       0       0       0      66
>0       0
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p
85170088    3201    3154402905.3 1228319       0       0       0      26
>0       0       036167.21       0 8404127 7970121       0       0       0
> 0       0       0       0       0       0       0       0    0.001251308
86801312    3231    3201452811.7802235.3       0       0       0      26
>0       0       036690.14       0 8520932 8080650       0       0       0
> 0       0       0       0       0       0       0       0     0.00058877
88056359    3247    3231498731.2279756.3       0       0       0      14
>0       0       037014.51       0 8595785 8151611       0       0       0
> 0       0       0       0       0       0       0       0    0.000580378

>
>                                                         0              0
                               0       0       0       0       0       0
>0       0
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p

>
>                                                         0              0
                               0       0       0       0       0       0
>0       0
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p
     0.00032405        0.00294293       0       0       0                   0.0
>97
                                                        0                   0.0
>82
                                         BankruptREO     Total   Total   Total
>
>           Total                   Total           Total
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM  (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA
    0.000324048       0.002728364       0       0       0  Sep-00157.71140.0939
>36                                                0.0139630.9860370.009617
>   0.0096170.1552680.109489        0.109489       0
              0       0.002942933       0       0       0  Aug-00159.36180.0915
>11                                                0.0093820.990618
>   0.0074360.106954                0.085677       0
              0       0.001707725       0       0       0  Jul-00161.34150.0903
>46                                                0.0054870.994513
>   0.0054870.063893                0.063893       0
              0        0.00575913       0       0       0
                                         BankruptREO     Loan GroLoan GroLoan G
>roup 1
>           Loan Group 1            Loan Group 1    Loan Group 1
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa1or 2 padel_totafor_totabnk_totareo_tota1MSMM  (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA
              0       0.003758053       0       0       0  Sep-00 72.54130.0904
>85                                                0.0136510.9863490.010581
>   0.0105810.1520530.119839        0.119839       0
              0       0.005759128       0       0       0  Aug-0072.560460.0851
>97                                                0.0096620.990338
>   0.0090430.109981                0.103277       0
              0       0.003062298       0       0       0  Jul-0073.28517 0.082
>36                                                0.0084230.991577
>   0.0084230.096522                0.096522       0
     0.00060005        0.00185135       0       0       0
                                         BankruptREO     Loan GroLoan GroLoan G
>roup 2
>           Loan Group 2            Loan Group 2    Loan Group 2
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM  (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA
    0.000600046       0.001851354       0       0       0  Sep-0085.17009 0.096
>82                                                0.0142170.9857830.008857
>   0.0088570.1578750.101261        0.101261       0
              0        0.00058877       0       0       0  Aug-0086.801310.0967
>67                                                0.0091580.990842
>   0.0061670.104521                0.071542       0
              0       0.000580378       0       0       0  Jul-0088.056360.0967
>61                                                0.0031670.996833
>   0.0031670.037348                0.037348       0
              0                 0       0       0       0
                                         BankruptREO
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
> 1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM   (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA
              0                 0       0       0       0
                                         BankruptREO
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
> 1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM   (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA

>
>                                 Printing Pages          Starting# Pages # Pag
>es
Total   Total
>
>                         1       1Contents                       1       1
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
>CUMCDR  1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity                      2       2Certificate Payment Repo       2       2
>  0
        2187.579       0       1       0               0       0       0
>        0
>                         3       3Collection Account Repor       4       3
>  0
        1480.552       0       1                       0       0
>        0
>                         4       4Credit Enhancement Repor       7       1
        867.7145       0       1                       0       0
>        0
>                         5       5Collateral Report              8       3
>  0

>
>                         6       6Delinquency Report            11       3
>  0

>
>                         7        REO Report                             0

>
>                         8        Foreclosure Report                     0

>
>                         9       7Prepayment Report             14       3
>  0

>
>                        10        Prepayment Detail Report               0

>
>                        11       8Realized Loss Report          17       3
>  0

>
>                        12        Realized Loss Detail Report            0

>
>                        13       9Triggers, Adj. Rate Cert      20       1

>
>                        14        Other Related Information              0

>
>                        15        Additional Certificate Report          0

>
>                        16        Historical Certificate Payment Report

>
>                        17        Credit Ratings

>
>                  Total   Total   Total Number of Pages         20
Loan GroLoan Group 1                                    Loan Group 1
>         Loan Group 1                    Loan Group 1
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
>CUMCDR  1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity
        959.2601       0       1       0               0       0       0
>        0
        678.3167       0       1                       0       0
>        0
        587.9583       0       1                       0       0
>        0
Loan GroLoan Group 2                                    Loan Group 2
>         Loan Group 2                    Loan Group 2
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
>CUMCDR  1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity
        1228.319       0       1       0               0       0       0
>        0
        802.2353       0       1                       0       0
>        0
        279.7563       0       1                       0       0
>        0
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
>CUMCDR  1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
>CUMCDR  1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity
# Pages Total # # Standard Pgs per Report
               1               1
       0       2       2       1
       0       3       3       1
               1       1       1
       0       3       3       1
       0       3       1       1
               0               0
               0               0
       0       3       3       1
               0               0
       0       3       3       1
               0               0
               1       1       1
               0               0
               0       1       0
               0               0
               0               0
              20